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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      December 4, 1997
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                           AMERICAN BUILDINGS COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    0-23688                     63-0931058
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


P.O. Box 800, State Docks Road, Eufaula, Alabama                   36027
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:       (334) 687-2032
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 4, 1997, American Buildings Company (the "Company") acquired substantially all the assets, and assumed certain liabilities, of the Windsor Door division (the "Division") of United Dominion Industries, Inc. The Division, headquartered in Little Rock, Arkansas, is the industry's fourth largest producer/marketer of steel sectional upward acting doors for residential and commercial applications. The Division also produces rolling steel doors for industrial uses and has a contract manufacturing business specializing in metal stampings. Door products are sold through independent distributors and company-owned distribution centers. The Division operates two plants in Little Rock and a plant in Marysville, California, and has 29 company-owned distribution centers.

     The Division had sales of approximately $94 million for the trailing 12 months ended September 30, 1997. The purchase price for the Division was $59.5 million in cash. The Company utilized borrowings under its new credit facility to pay the purchase price for the Division.

ITEM 5.  OTHER EVENTS.

     On December 4, 1997, the Company entered into a $115 million revolving credit and term loan facility with Canadian Imperial Bank of Commerce, as Administrative Agent, and certain other lenders (the "Credit Facility"). The Credit Facility consists of a $40 million term loan facility (the "Term Facility") and a $75 million revolving credit facility, including a $30 million letter of credit subfacility and a $5 million swingline subfacility (the "Revolving Facility"). The Term Facility, all of which was borrowed on December 4, 1997 to pay a portion of the purchase price for the Division, matures on January 3, 2003, and will be amortized in 10 consecutive semiannual installments, commencing July 3, 1998, as follows: six installments of $2 million each, then two installments of $5 million each and then two installments of $9 million each. The Revolving Facility matures on January 4, 2003. The Credit Facility bears interest at a rate equal to, at the option of the Company, either (i) in the case of Eurodollar loans, the sum of (x) the interest rate in the London interbank market for loans in an amount substantially equal to the amount of borrowing and for the period of borrowing selected by the Company and
(y) a margin of between one-half percent and one and one-half percent (depending on the Company's consolidated leverage ratio (as defined in the credit agreement) and consolidated interest coverage ratio (as defined in the credit agreement)) or (ii) the higher of (a) Canadian Imperial Bank of Commerce's prime or base rate or (b) one-half percent plus the latest overnight federal funds rate. The Credit Facility may be prepaid at any time in whole or in part without penalty, and must be prepaid to the extent of certain equity or asset sales.

     The Credit Facility limits the Company's ability to incur debt, to sell or dispose of assets, to create or incur liens, to make additional acquisitions, to pay dividends, to purchase or redeem the Company's stock and to merge or consolidate with any other

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person. In addition, the Credit Facility requires that the Company meet certain financial ratios, and provides the banks with the right to require the payment of all amounts outstanding under the facility, and to terminate all commitments thereunder, if there is a change in control of the Company. The Credit Facility is guaranteed by all of the Company's domestic subsidiaries and secured by the assets of the Company and its domestic subsidiaries.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable for the Company to provide the required financial statements on the date this report is being filed. The Company intends to file the required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for the Company to provide the required pro forma financial information on the date this report is being filed. The Company intends to file the required financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

         (c)  EXHIBITS.

                   2.1 Agreement of Purchase and Sale of Assets, dated as of October 24, 1997, by and between Windsor Door, Inc., as Purchaser, and United Dominion Industries, Inc. and WCGD, Inc., as Seller (incorporated herein by reference to Exhibit 2.0 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

                   2.2 Amendment to Agreement of Purchase and Sale of Assets, dated November 19, 1997, between Windsor Door, Inc. and United Dominion Industries, Inc. and WCGD, Inc.

                   10.1 Credit Agreement, dated as of December 4, 1997, among American Buildings Company, as Borrower, the several lenders from time to time party hereto, and Canadian Imperial Bank of Commerce, as Administrative Agent.

                   10.2 First Amendment, dated as of December 15, 1997, to the Credit Agreement, dated as of December 4, 1997, among American Buildings Company, as Borrower, the several lenders from time to

                                       -3-


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                         time  party hereto, and Canadian Imperial Bank of
                         Commerce, as Administrative Agent.

                   10.3 Guarantee and Collateral Agreement, dated as of December 4, 1997, made by American Buildings Company and certain of its subsidiaries in favor of Canadian Imperial Bank of Commerce, as Administrative Agent.

                   10.4 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Eufaula, Alabama).

                   10.5 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Fairfield, Alabama).

                   10.6 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (El Paso, Illinois).

                   10.7 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Carson City, Nevada).

                   10.8 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (La Crosse, Virginia).

                   10.9 Mortgage from AMT/Beaman Corporation, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Liberty, North Carolina).

                   10.10 Mortgage from Windsor Door, Inc., Mortgagor, to
                         Canadian Imperial Bank of Commerce, Mortgagee (Little Rock, Arkansas).

                   10.11 Mortgage from Windsor Door, Inc., Mortgagor, to
                         Canadian Imperial Bank of Commerce, Mortgagee (Oliverhurst, California).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN BUILDINGS COMPANY


Date: December 18, 1997                  By: /s/ R. Charles Blackmon
                                             -----------------------------------
                                             Name:  R. Charles Blackmon
                                             Title: Executive Vice President
                                                     and Chief Financial Officer

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                                  Exhibit Index

           2.1 Agreement of Purchase and Sale of Assets, dated as of October 24, 1997, by and between Windsor Door, Inc., as Purchaser, and United Dominion Industries, Inc. and WCGD, Inc., as Seller (incorporated herein by reference to Exhibit 2.0 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

           2.2 Amendment to Agreement of Purchase and Sale of Assets, dated November 19, 1997, between Windsor Door, Inc. and United Dominion Industries, Inc. and WCGD, Inc.

           10.1 Credit Agreement, dated as of December 4, 1997, among American Buildings Company, as Borrower, the several lenders from time to time party hereto, and Canadian Imperial Bank of Commerce, as Administrative Agent.

           10.2 First Amendment, dated as of December 15, 1997, to the Credit Agreement, dated as of December 4, 1997, among American Buildings Company, as Borrower, the several lenders from time to time party hereto, and Canadian Imperial Bank of Commerce, as Administrative Agent.

           10.3 Guarantee and Collateral Agreement, dated as of December 4, 1997, made by American Buildings Company and certain of its subsidiaries in favor of Canadian Imperial Bank of Commerce, as Administrative Agent.

           10.4 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Eufaula, Alabama).

           10.5 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Fairfield, Alabama).

           10.6 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (El Paso, Illinois).

           10.7 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Carson City, Nevada).

           10.8 Mortgage from American Buildings Company, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (La Crosse, Virginia).

           10.9 Mortgage from AMT/Beaman Corporation, Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Liberty, North Carolina).

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           10.10  Mortgage from Windsor Door, Inc., Mortgagor, to Canadian
                  Imperial Bank of Commerce, Mortgagee (Little Rock, Arkansas).

           10.11 Mortgage from Windsor Door, Inc., Mortgagor, to Canadian Imperial Bank of Commerce, Mortgagee (Oliverhurst, California).

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